[Sketch of L. Roy Papp appears here]




                     PAPP SMALL & MID-CAP GROWTH FUND, INC.
                                 A No-Load Fund






                                  ANNUAL REPORT
                                DECEMBER 31, 1999












                                                Managed by:
                                                L. Roy Papp & Associates
                                                6225 North 24th Street
                                                Suite 150
                                                Phoenix, AZ  85016
                                                (602)956-1115 Local
                                                (800)421-4004
                                                E-mail: invest@roypapp.com
                                                Web: http://www.roypapp.com

CHART
             COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN PAPP SMALL & MID-CAP GROWTH FUND, INC. AND RUSSELL 2000
                                  STOCK INDEX

   AVERAGE ANNUAL TOTAL RETURN
                                                 Since
                                   1 Year      Inception

Papp Small & Mid-Cap Growth Fund    13.0%        21.1%
Russell  2000 Stock Index           21.3%        29.9%


Year     Papp Small & Mid-Cap Growth Fund   Russell 2000 Stock Index

12/15/98             $10,000                       $10,000
1998                  10,800                        10,837
1999                  12,208                        13,140

            PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE

The investment return and principal value of an investment in the Fund will fluctuate so that Fund shares, when redeemed may be worth more or less than their original cost. This Fund's performance is measured against that of the Russell 2000 Stock Index (an unmanaged, unweighted index that includes stocks of 2000 small U.S. companies, with dividends reinvested).

                     PAPP SMALL & MID-CAP GROWTH FUND, INC.

Dear Fellow Shareholder:

Our Fund was up 13.0% in 1999. Since its inception on December 15, 1998 it was up 22.1%. This performance is below that of the Russell 2000 Index which was up 21.3% for the year and up 29.9% since the Fund was first publicly offered, due to meteoric rise in some of the smaller Internet and bio-technology companies' stocks.

On the following pages of this report you will find the names and brief descriptions of all the stocks in the Fund's portfolio. You will note that the number of companies owned is considerably larger than is typical in a Papp managed account, which is quite compact. This is because most small and mid-sized companies have only one or few product lines and therefore are vulnerable to the entrance of a substantial competitor. Also, we have noted that these smaller companies are quite volatile on a daily basis since their shares are thinly traded and a large buyer or seller can move the price of the issue in a major way. Furthermore, our experience has been that the executives of these smaller companies do not seem to have the degree of control over their sales and earnings as do the executives of the major companies. This lack of control leads to surprises, both positive and negative, from time to time. For these reasons we have diversified the portfolio quite widely and avoided making major investments in any one stock.

On the other hand, we believe that carefully selected small and medium sized companies offer attractive capital growth possibilities significantly above that of the general U.S. economy. The companies we own have developed a great deal of expertise in the niche markets they serve. If our judgment is correct, these companies will be able to increase their sales and earnings at a much faster pace than the typical large company. Also, these stocks typically are subject to less Wall Street research than large companies, and we are often able to purchase them when they are priced inefficiently.

While few of the companies owned by our Fund are household names, the range of their activities is broad indeed. Our largest industry group is in financial services encompassing mutual fund management companies, all the way to private banking and asset administration services. In the medical and health care areas we own companies manufacturing specialty medical equipment along with contract research organizations. In the more mundane areas we own two discount self-service stores, a for-profit educational company, a lightweight telephone headset company, and an advertising agency.

In our opinion, all are good quality companies possessing the possibility of excellent growth in the future.

                                                          Warmest regards,

                                                          /s/ L. Roy Papp

                                                          L. Roy Papp, Chairman
                                                          February 16, 2000

                     PAPP SMALL & MID-CAP GROWTH FUND, INC.
                       SCHEDULE OF PORTFOLIO INVESTMENTS
                               DECEMBER 31, 1999


                                                                                             Number             Market
                              Common Stocks                                                of Shares             Value
-----------------------------------------------------------------------------             --------------    --------------
FINANCIAL SERVICES (20.4%)
  Bisys Group*
    (Provider of administration and information services
    to the financial services industry)                                                        3,000              $195,750
  Concord EFS, Inc.*
    (Electronic transaction authorization, processing and settlement services)                 2,000                51,500
  Federated Investors
    (Major U.S. investment management company)                                                 9,900               198,619
  Investors Financial Services Corp.
     (Provides asset administration services to the financial
     services industry)                                                                        3,000               138,000
  T. Rowe Price Associates, Inc.
    (No-load mutual fund company)                                                              5,000               184,688
  U.S. Trust Corporation
    (Provider of investment management, private banking,
    and fiduciary services)                                                                    1,400               112,262
                                                                                                                ------------
                                                                                                                   880,819
                                                                                                                ------------
 INDUSTRIAL SERVICES (16.4%)
  Cambridge Technology Partners, Inc.*
    (International professional services business)                                             2,200                57,750
  Cintas Corp.
    (Leading uniform and textile rental company)                                               1,000                53,125
  Expeditors International of Washington, Inc.
    (International air freight forwarding)                                                     3,400               148,963
  Forrester Research*
    (Leading provider of strategic technology research)                                        2,600               179,075
  G & K Services, Inc. Class A
    (Uniform rental service)                                                                   1,800                58,275
  Young & Rubicam Inc.
    (Worldwide advertising agency)                                                             3,000               212,250
                                                                                                               ------------
                                                                                                                   709,438
                                                                                                               ------------
ELECTRONIC EQUIPMENT (15.3%)
  American Power Conversion Corporation*
    (Leading producer of uninterruptible power supply products)                                8,000               211,000
  Molex, Inc.
    (Supplier of interconnection products)                                                     4,000               181,000
  National Instruments Corp.*
    (Supplier of computer based instrumentation products)                                      3,750               143,437
  Symbol Technologies, Inc.
    (Leading manufacturer of bar code driven mobile computing systems)                         2,000               127,125
                                                                                                               ------------
                                                                                                                   662,562
                                                                                                               ------------
*Non-income producing security.
                        The accompanying notes are an integral part of this financial statement.



                                        4


                     PAPP SMALL & MID-CAP GROWTH FUND, INC.
                       SCHEDULE OF PORTFOLIO INVESTMENTS
                               DECEMBER 31, 1999

                                                                                             Number             Market
                              Common Stocks (continued)                                     of Shares             Value
-----------------------------------------------------------------------------             --------------    --------------
HEALTH CARE SERVICES (7.5%)
  Covance, Inc.*
    (Leading contract research organization to the drug industry)                              4,000             $  43,250
  Express Scripts, Inc.*
    (Leading independent pharmacy benefit manager)                                             1,500                96,000
  IMS Health, Inc.
    (Leading provider of information solutions and market research to
    pharmaceutical industry)                                                                   3,000                81,563
  Patterson Dental Company*
    (Leading distributor of dental supplies in the U.S. and Canada)                            2,500               106,563
                                                                                                               ------------
                                                                                                                   327,376
                                                                                                               ------------
TELECOMMUNICATIONS (7.5%)
  ADC Telecommunications, Inc.*
    (Manufacturer and developer of data and voice networking products)                         2,500               181,406
  Plantronics, Inc.*
    (Manufactures lightweight telephone headsets)                                              2,000               143,125
                                                                                                               ------------
                                                                                                                   324,531
                                                                                                               ------------
SPECIALTY RETAILING (6.7%)
  Dollar General Corporation
    (Operates self-service discount stores)                                                    5,000               113,750
  Family Dollar Stores, Inc.
    (Self-service discount store chain)                                                        4,400                71,775
  Office Depot*
    (Leading retailer and direct marketer of office supplies)                                  9,500               103,906
                                                                                                               ------------
                                                                                                                   289,431
                                                                                                               ------------
MEDICAL PRODUCTS (6.6%)
  Del Global Technologies
    (Designs, manufactures, and markets medical imaging systems)                              17,000               131,750
  ResMed Inc.*
    (Developer and manufacturer of respiratory products)                                       2,000                83,500
  Stryker Corp.
    (Developer and manufacturer of surgical and medical devices)                               1,000                69,625
                                                                                                               ------------
                                                                                                                   284,875
                                                                                                               ------------
SOFTWARE (5.3%)
  BMC Software, Inc.*
    (Develops data and application management software)                                        2,000               159,875
  SunGard Data Systems, Inc.*
    (Develops software for investment support systems)                                         2,900                68,875
                                                                                                               ------------
                                                                                                                   228,750
                                                                                                               ------------

*Non-income producing security.
                 The accompanying notes are an integral part of this financial statement.


                                       5

                     PAPP SMALL & MID-CAP GROWTH FUND, INC.
                       SCHEDULE OF PORTFOLIO INVESTMENTS
                               DECEMBER 31, 1999



                                                                                             Number             Market
                              Common Stocks (continued)                                     of Shares             Value
-----------------------------------------------------------------------------             --------------    --------------
BIOTECHNOLOGY (3.8%)
  Techne Corp.*
    (Leading producer of raw materials for biotechnology industry)                             3,000            $  165,187

BROADCASTING AND PUBLISHING (3.0%)
  Central Newspapers, Inc.
    (Newspaper publisher)                                                                      2,000                78,750
  Saga Communications, Inc.*
    (Owns/operates radio and television stations)                                              2,500                50,625
                                                                                                               ------------
                                                                                                                   129,375
                                                                                                               ------------
CONSUMER SERVICES (2.2%)
  Steiner Leisure Ltd.*
    (Provider of spa services, beauty salons, and health
    clubs on cruise ships)                                                                     5,800                96,788
                                                                                                               ------------

 EVENT SERVICES (2.0%)
  VIAD Corp.
    (Provider convention/tradeshow management services and provides
     money orders and other cash access services)                                              3,000                83,625
                                                                                                               ------------

 EDUCATIONAL PROVIDER (1.4%)
  Apollo Group, Inc.*
    (Leading provider of higher education programs for working adults)                         3,000                60,187
                                                                                                               ------------



TOTAL COMMON STOCKS - 98.1%                                                                                      4,242,944
CASH AND OTHER ASSETS, LESS LIABILITIES - 1.9%                                                                      82,555
                                                                                                               ------------
NET ASSETS - 100%                                                                                               $4,325,499
                                                                                                               ============

NET ASSET VALUE PER SHARE
(Based on 236,188 shares outstanding at December 31, 1999)                                                          $18.31
                                                                                                               ============




                     PAPP SMALL & MID-CAP GROWTH FUND, INC.
                      STATEMENT OF ASSETS AND LIABILITIES
                           DECEMBER 31, 1999 AND 1998


                                                                     1999              1998
                                                               ---------------   ---------------
                                           ASSETS

Investment in securities at market value (original
  cost $3,593,090 and $1,399,845 at December 31,
  1999 and 1998, respectively) (Note 1)                           $4,242,944       $ 1,505,194
Cash                                                                  80,923           134,603
Dividends and interest receivable                                      1,632             1,101
Receivable for investments sold                                            -            18,000
                                                               ---------------   ---------------
               Total assets                                       $4,325,499       $ 1,658,898
                                                               ===============   ===============

                                         LIABILITIES

Payable for securities purchased                                           -            92,673
                                                               ---------------   ---------------
               Total liabilities                                  $        -        $   92,673
                                                               ===============   ===============

                                         NET ASSETS

Paid-in capital                                                   $3,702,254        $1,460,455
Accumulated undistributed net realized gain
  on sale of investments                                               4,523                 -
Accumulated undistributed net investment (loss)/income               (31,132)              421
Net unrealized gain on investments                                   649,854           105,349
                                                               ---------------   ---------------
           Net assets applicable to Fund shares outstanding       $4,325,499        $1,566,225
                                                               ===============   ===============

Fund shares outstanding                                              236,188            96,681
                                                               ===============   ===============

Net Asset Value Per Share (net assets/share outstanding)                $18.31           $16.20
                                                               ===============   ===============


   The accompanying notes are an integral part of these financial statements.

                     PAPP SMALL & MID-CAP GROWTH FUND, INC.
                            STATEMENT OF OPERATIONS
                FOR THE YEAR ENDED DECEMBER 31, 1999 AND FOR THE
            PERIOD FROM DECEMBER 15, 1998 THROUGH DECEMBER 31, 1998

                                                                     1999              1998
                                                               ---------------   ---------------
INVESTMENT INCOME:
  Dividends                                                      $    7,717        $   377
  Interest                                                            3,200            723
                                                               ---------------   ---------------
               Total investment income                               10,917          1,100
                                                               ---------------   ---------------

EXPENSES:
  Management fee (Note 3)                                       $    33,639        $   543
  Filing fees                                                         7,410              -
  Accounting fees                                                     5,750              -
  Custody fees                                                        4,990              -
  Legal Fees                                                          3,150              -
  Directors' attendance fees                                          1,200            300
  Printing fees                                                         495              -
                                                               ---------------   ---------------
               Total expenses                                        56,634            843
                                                               ---------------   ---------------

  Less fees waived by adviser (Note 3)                              (14,585)          (164)
                                                               ---------------   ---------------

               Net expenses                                          42,049            679
                                                               ---------------   ---------------

Net investment (loss)/income                                        (31,132)           421
                                                               ---------------   ---------------

REALIZED AND UNREALIZED GAIN/(LOSS)
ON INVESTMENTS:
  Proceeds from sale of securities                                1,750,454              -
  Cost of securities sold                                        (1,745,931)             -
                                                               ---------------   ---------------
      Net realized gain on investments sold                           4,523              -

      Net change in unrealized gain on investments                  544,505        105,349
                                                               ---------------   ---------------

Net realized and unrealized gain on investments                     549,028        105,349
                                                               ---------------   ---------------

Net increase in net assets resulting from operations            $   517,896       $105,770
                                                               ===============   ===============


   The accompanying notes are an integral part of these financial statements.

                     PAPP SMALL & MID-CAP GROWTH FUND, INC.
                       STATEMENT OF CHANGES IN NET ASSETS
                    FOR THE YEAR ENDED DECEMBER 31, 1999 AND
           FOR THE PERIOD FROM DECEMBER 15, 1998 TO DECEMBER 31, 1998


                                                                   1999            1998
                                                              -------------   -------------
FROM OPERATIONS:
   Net investment (loss)/income                                 $   (31,132)      $    421
   Net realized gain on investments sold                              4,523              -
   Net change in unrealized gain on investments                     544,505        105,349
                                                              -------------   -------------

        Increase in net assets resulting from
        operations                                                  517,896        105,770
                                                              -------------   -------------

FROM DISTRIBUTIONS TO SHAREHOLDERS:
   Net investment income - prior year                                  (421)            -
   Net realized gain on investments sold                                  -             -
                                                              -------------   -------------

        Decrease in net assets resulting from
        distributions to shareholders                                  (421)            -
                                                              -------------   -------------

FROM SHAREHOLDER TRANSACTIONS:
   Proceeds from sale of shares                                   2,770,330      1,460,455
   Net asset value of shares issued to shareholders
        in reinvestment of net investment income and
        net realized gain on investments sold                           266              -
   Payments for redemption of shares                               (528,797)             -
                                                              -------------   -------------

        Increase in net assets resulting
        from shareholder transactions                             2,241,799      1,460,455
                                                              -------------   -------------

Total increase in net assets                                      2,759,274      1,566,225
                                                              -------------   -------------

Net assets at beginning of the period                             1,566,225              -
                                                              -------------   -------------

Net assets at end of period                                     $ 4,325,499     $1,566,225
                                                              =============   =============




The accompanying notes are an integral part of these financial statements.

                     PAPP SMALL & MID-CAP GROWTH FUND, INC.
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 1999




(1)   SIGNIFICANT ACCOUNTING POLICIES:

Papp Small & Mid-Cap Growth Fund, Inc. (the Fund) was incorporated on September 15, 1998 and is registered under the Investment Company Act of 1940 as an open-end diversified management investment company. Operations of the Fund commenced on December 15, 1998. The Fund invests with the objective of long-term capital growth in the common stocks of small and mid-capitalization companies. The investment adviser paid all start up costs, and the Fund will not reimburse them.

The policies described below are followed by the Fund in the preparation of its financial statements in conformity with generally accepted accounting principles.

         INVESTMENT IN SECURITIES

For purposes of computing the net asset value of a share of the Fund, securities traded on securities exchanges, or in the over-the-counter market in which transaction prices are reported, are valued at the last sales prices at the time of valuation or, lacking any reported sales on that day, at the most recent bid quotations. Other securities traded over-the-counter are valued at the most recent bid quotations. Securities for which quotations are not available and any other assets are valued at a fair value as determined in good faith by the Board of Directors. The price per share for a purchase order or redemption request is the net asset value next determined after receipt of the order.

The Fund's net asset value per share (NAV) is the value of a single share. It is computed by dividing the market value of a Fund's assets, less its liabilities, by the number of shares outstanding, and rounding the result to the nearest full cent. The NAV is determined as of the close of trading on the New York Stock Exchange, currently 4:00 p.m. New York City time, on any day on which that Exchange is open for trading.

Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Dividend income is recorded on the ex-dividend date and interest is recorded on the accrual basis. Realized gains and losses from investment transactions and unrealized appreciation or depreciation are calculated on the identified cost basis.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

         FEDERAL INCOME TAXES

The Fund's policy is to comply with the requirements of the Internal Revenue Code which are applicable to regulated investment companies. The Code requires that substantially all of the Fund's taxable income, as well as any net realized gain on sales of investments, are to be distributed to the shareholders. The Fund has complied with this policy and, accordingly, no provision for federal income taxes is required.

(2)   DIVIDENDS AND DISTRIBUTIONS:

Dividends and capital gain distributions are reinvested in additional shares of the Fund unless the shareholder has requested in writing to be paid by check. Dividends and distributions payable to its shareholders are recorded by the Fund on the ex-dividend date. During the year the Fund distributed $421 of net investment income from the prior year.

(3)   TRANSACTIONS WITH AFFILIATES:

The Fund has an investment advisory and management services agreement with L. Roy Papp & Associates (Manager). The Manager receives from the Fund, as compensation for its services, a fee accrued daily and payable monthly at an annual rate of 1% of the Fund's net assets. The Manager will reimburse the Fund to the extent the Fund's regular operating expenses during any of its fiscal years exceed 1.25% of its average daily net asset value in such year. A management fee expense reimbursement of $14,585 and $164 was required in 1999 and 1998, respectively.

The Fund's independent directors receive $100 for each meeting of the Board of Directors attended on behalf of the Fund. Certain officers and/or directors of the Fund are also partners of the Manager and shareholders in the Fund. The Fund made no payments to its officers or directors, except to independent directors as stated above.

(4)   PURCHASES AND SALES OF SECURITIES:

For the year ended December 31, 1999 and for the period from December 15, 1998 (date of commencement of operations) to December 31, 1998, investment transactions excluding short-term investments were as follows:


                               1999                  1998
                        -----------------   -------------------
Purchases at cost           $3,939,176            $1,399,845
Sales                        1,750,454                 -

(5)   CAPITAL SHARE TRANSACTIONS:

At December 31, 1999, there were 25,000,000 shares of $.01 par value capital stock authorized. Transactions in capital shares of the Fund were as follows:

                                                   Proceeds          Shares
                                               ---------------  ----------------
Year ended December 31, 1999
        Shares issued                             $2,770,330         171,664
        Dividends and distributions reinvested           266              21
        Shares redeemed                             (528,797)        (32,178)
                                               ---------------  ----------------
             Net increase                         $2,241,799         139,507
                                               ===============  ================

Period ended December 31, 1998
       Shares issued                              $1,460,455          96,681
       Dividends and distributions reinvested              -               -
       Shares redeemed                                     -               -
                                               ---------------  ----------------
             Net increase                         $1,460,455          96,681
                                               ===============  ================

 (6)  UNREALIZED APPRECIATION:

Unrealized appreciation of portfolio securities for both financial statement and federal income tax purposes is as follows:

                                                     1999              1998
                                               ---------------  ----------------

     Market value                                 $4,242,944      $ 1,505,194
     Original cost                                (3,593,090)      (1,399,845)
                                               ---------------  ----------------

          Net unrealized appreciation             $  649,854      $   105,349
                                               ===============  ================

As of December 31, 1999, gross unrealized gains on investments in which market value exceeded cost totaled $989,503 and gross unrealized losses on investments in which cost exceeded market value totaled $339,649.

As of December 31, 1998, gross unrealized gains on investments in which market value exceeded cost totaled $125,365 and gross unrealized losses on investments in which cost exceeded market value totaled $20,016.

(7)   SELECTED FINANCIAL HIGHLIGHTS:

The following selected per share data has been calculated using revenues and expenses for the periods indicated, divided by the weighted average number of shares outstanding during the periods. The ratios are calculated using the revenues and expenses for the period, divided by the weighted average of the daily net assets of the Fund.


                               Year ended December 31,            Period ended December 31,
                                        1999                               1998(A)
                              ------------------------             -----------------------
Net asset value, beginning
   of period                        $    16.20                        $    15.00
Income from operations:
      Net investment loss                (0.14)                                -
      Net realized and unrealized
        gain on investments               2.25                              1.20
                                   ----------------                   ---------------
            Total from operations         2.11                              1.20

Less Distributions:
   Dividend from investment
      income                                 -                                 -
   Distribution of net realized
      gain                                   -                                 -
                                   ----------------                   ---------------
            Total distributions              -                                 -

Net asset value, end of period      $    18.31                        $    16.20
                                   ================                   ===============

            Total return                 13.04%                             8.00%
                                   ================                   ===============
Ratios/Supplemental Data:
   Net assets, end of period        $4,325,499                        $1,566,225
   Expenses to average
      net assets(B)                       1.25%                             1.25%*
   Investment income to
      average net assets(C)               0.32%                             1.01%*
   Portfolio turnover rate               53.07%                             0.00%

  *  Annualized
(A) From the date of commencement of operations (December 15, 1998).
(B) If the Fund had paid all of its expenses and there had been no reimbursement by the investment adviser, this ratio would have been 1.68 and 1.56%, for the periods ended December 31, 1999 and 1998, respectively.
(C) Computed giving effect to investment adviser's expense limitation undertaking.

                                       13

                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS



To the Board of Directors and Shareholders of Papp Small & Mid-Cap Growth Fund, Inc.:


We have audited the accompanying statement of assets and liabilities of the Papp Small & Mid-Cap Growth Fund, Inc. as of December 31, 1999 and 1998, including the schedule of portfolio investments as of December 31, 1999, and the related statements of operations, changes in net assets, and the financial highlights for the year ended December 31, 1999, and for the period from December 15, 1998 (date of commencement of operations) through December 31, 1998. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1999 and 1998, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Papp Small & Mid-Cap Growth Fund, Inc. as of December 31, 1999 and 1998, and the results of its operations, changes in its net assets, and its financial highlights for the year ended December 31, 1999 and the period from December 15, 1998 (date of commencement of operations) through December 31, 1998, in conformity with generally accepted accounting principles.

/s/ Arthur Andersen LLP

Phoenix, Arizona,
   January 27, 2000.

                    AN INTRODUCTION TO THE PAPP MUTUAL FUNDS

The Papp Mutual Funds invest in high quality common stocks carefully selected for the possibility of long-term capital growth. All the funds are "pure" no-load in that there are no sales commissions, redemption fees, or 12b-1 charges. Because the Funds invest for the long-term, portfolio turnover is low and the Funds do not ordinarily produce large taxable capital gains. They are designed for the long-term (3 to 5 years) investor and are not appropriate for those with short-term time horizons. The partners and employees of L. Roy Papp & Associates have invested a significant part of their own assets in the Funds, either personally or through the Firm's 401K Plan.

The Papp Stock Fund is structured to provide a comprehensive investment for the common stock portion of an investment program through the purchase and retention of a diversified, high quality group of securities. It owns the common stocks of very large United States companies, many of which derive a large percentage of their earnings from overseas activities where we believe the strong growth of recent years will continue. It also owns large and medium sized American companies which have all of their operations within our country.

Papp America-Abroad Fund invests primarily in United States companies, a large portion of whose earnings come from foreign countries. It is our belief that it is far safer to participate in the increased globalization of the world's economies through ownership of multinational U.S. companies, thereby avoiding many risks and expenses associated with the direct purchase of foreign stocks such as different accounting and financial reporting standards, lack of liquidity, greater price volatility, and lack of SEC protection. While the Fund owns some medium sized companies, for the most part it invests in large companies that have the experience and expertise to successfully compete on the international level.

Papp America-Pacific Rim Fund reflects our belief that the best prospect for growth over the next several decades lies in our large and rapidly growing trade with the nations bordering the Pacific Ocean. Like our other Funds, the Pacific Rim Fund invests mainly in American companies, but its primary thrust is to seek out and purchase those companies that have established a strong and growing presence in the Pacific Rim area. We believe this Fund is appropriate for that part of an investor's assets dedicated to long-term growth.

Papp Focus Fund is a non-diversified investment company that will own a maximum of 16 stocks under normal market conditions. While we believe that a strategy of investing in a limited number of securities has the potential for higher total returns, this may increase volatility, so prospective shareholders should carefully consider whether their investment strategy parallels that of the Fund.

Papp Small & Mid-Cap Growth Fund invests primarily in the common stocks and securities convertible into common stocks of small and medium sized companies. We believe that carefully selected small and medium sized companies offer attractive capital growth possibilities significantly above that of the general U.S. economy. While these companies, during some periods, will perform better than the stocks of large companies, they also may involve greater volatility and be subject to competitive pressures.

                     PAPP SMALL & MID-CAP GROWTH FUND, INC.

                                    DIRECTORS
  James K. Ballinger                                   Harry A. Papp
  Amy S. Clague                                        L. Roy Papp
  Robert L. Mueller                                    Rosellen C. Papp
  Carolyn P. O'Malley                                  Bruce C. Williams

                                     OFFICERS
  Chairman - L. Roy Papp                               President - Harry A. Papp

                                 VICE PRESIDENTS
  Victoria S. Cavallero                                Julie A. Hein
  George D. Clark, Jr.                                 Robert L. Mueller
  Jeffrey N. Edwards                                   Rosellen C. Papp
  Robert L. Hawley                                     Bruce C. Williams

                          Secretary - Robert L. Mueller
                          Treasurer - Rosellen C. Papp
                       Assistant Treasurer - Julie A. Hein

                               INVESTMENT ADVISER
                            L. Roy Papp & Associates
                        6225 North 24th Street, Suite 150
                             Phoenix, Arizona 85016
                            Telephone: (602) 956-1115
                           E-mail: invest@roypapp.com
                           Web: http://www.roypapp.com

                                    CUSTODIAN
                            Founders Bank of Arizona
                          7335 E. Doubletree Ranch Road
                            Scottsdale, Arizona 85258

                     SHAREHOLDER SERVICES AND TRANSFER AGENT
                            L. Roy Papp & Associates
                        6225 North 24th Street, Suite 150
                             Phoenix, Arizona 85016
                            Telephone: (602) 956-1115
                                 (800) 421-4004

                         INDEPENDENT PUBLIC ACCOUNTANTS
                               Arthur Andersen LLP
                        501 North 44th Street, Suite 300
                             Phoenix, Arizona 85008

                                  LEGAL COUNSEL
                               Bell, Boyd & Lloyd
                             70 West Madison Street
                             Chicago, Illinois 60602

This report is submitted for the general information of the shareholders of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless it is accompanied or preceded by a currently effective prospectus of the Fund. No sales charge to the shareholder or to the new investor is made in offering the shares of the Fund.